Other equity reserves	12 Months Ended
Mar. 31, 2018
Disclosure of reserves within equity [abstract]
Other equity reserves
Other equity reserves

Other equity reserves are different categories of equity as required by accounting standards and represent the impact of a number of our historical transactions.

Other equity reserves comprise the translation reserve (see accounting policy D in note 1), cash flow hedge reserve (see note 16), available-for-sale reserve (see note 14), the capital redemption reserve and the merger reserve. The merger reserve arose as a result of the application of merger accounting principles under the then prevailing UK GAAP, which under IFRS 1 was retained for mergers that occurred prior to the IFRS transition date. Under merger accounting principles, the difference between the carrying amount of the capital structure of the acquiring vehicle and that of the acquired business was treated as a merger difference and included within reserves.

As the amounts included in other equity reserves are not attributable to any of the other classes of equity presented, they have been disclosed as a separate classification of equity.

	Translation £m	Cash flow hedge £m	Available- for-sale £m	Capital redemption £m	Merger £m	Total £m
At 1 April 2015	479	(109)	94	19	(5,165)	(4,682)
Exchange adjustments[1]	69	—	—	—	—	69
Net gains taken to equity	—	50	43	—	—	93
Transferred to profit or loss	—	29	—	—	—	29
Tax	—	(15)	(17)	—	—	(32)
At 31 March 2016	548	(45)	120	19	(5,165)	(4,523)
Exchange adjustments[1]	346	—	—	—	—	346
Net (losses)/gains taken to equity	—	(36)	81	—	—	45
Transferred to/(from) profit or loss	—	227	(25)	—	—	202
Tax	—	(43)	(14)	—	—	(57)
At 31 March 2017	894	103	162	19	(5,165)	(3,987)
Exchange adjustments[1]	(504)	—	—	—	—	(504)
Net gains/(losses) taken to equity	—	19	(30)	—	—	(11)
Share of net gains taken to equity of associates	—	5	—	—	—	5
Transferred from profit or loss	—	(3)	(73)	—	—	(76)
Tax	—	4	29	—	—	33
At 31 March 2018	390	128	88	19	(5,165)	(4,540)

1.
The exchange adjustments recorded in the translation reserve comprise a loss of £1,304 million (2017: gain of £1,364 million; 2016: gain of £275 million) relating to the translation of foreign operations offset by a gain of £800 million (2017: loss of £1,018 million; 2016: loss of £206 million) relating to borrowings, cross-currency swaps and foreign exchange forward contracts used to hedge the net investment in the non-sterling denominated subsidiaries.

The merger reserve represents the difference between the carrying value of subsidiary undertaking investments and their respective capital structures following the Lattice demerger from BG Group plc and the 1999 Lattice refinancing.

The cash flow hedge reserve will amortise as the committed future cash flows from borrowings are paid or capitalised in fixed assets (as described in note 16). The amount due to be released from reserves next year is a gain of £23 million (pre-tax) of which £20 million relates to capital expenditure. The majority of the remaining reserve will be released over the next four years as forecast capital expenditure is incurred and over a similar maturity profile as the hedged borrowings.